Exhibit 99.1

1 Creating Success by Delivering Solutions Penns Woods Bancorp, Inc. February 2024

2 Forward-Looking Information Certain statements contained in this presentation are forward-looking in nature. These include all statements about PWB’s plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause PWB’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to PWB include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-party relationships and revenues; (10) changes in regulation resulting from or relating to financial reform legislation; and (11) the risk factors identified in PWB’s Annual Report on Form 10-K for the year ended December 31, 2022 and in other filings made by PWB under the Securities Exchange Act of 1934. PWB does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Penns Woods Bancorp, Inc.

3 Non-GAAP Financial Measures This presentation contains financial information determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). These non-GAAP measures include tangible book value per share and return on average tangible common equity. Management uses these non-GAAP financial measures because this information is commonly utilized by regulators and investors to evaluate financial condition, and is therefore useful to investors. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. A reconciliation of the non-GAAP measures, tangible book value per share and return on average tangible common equity, used in this presentation to the related GAAP measure is included in the appendix to this presentation. Penns Woods Bancorp, Inc.

4 $1.2 $1.2 $1.3 $1.3 $1.5 $1.7 $1.7 $1.8 $1.9 $2.0 $2.2 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Company Profile Penns Woods Bancorp, Inc. NASDAQ Ticker: PWOD Market Cap: $149.9 million (2/8/2024) Headquarters: Williamsport, Lycoming County, PA Branch Offices: 24 Total Assets: $2.2 billion Total Loans: $1.8 billion Total Deposits: $1.6 billion Total Equity: $191.6 million Total Assets $ in billions HQ MSA # of Branches Total Deposits ($M) Williamsport, PA 8 $659 Scranton--Wilkes-Barre, PA 8 465 State College, PA 3 167 Lock Haven, PA 2 166 Sunbury, PA 1 50 Lewisburg, PA 1 27 Altoona, PA 1 21 Total 24 $1,554 Source: S&P Global Market Intelligence, FDIC. Note: FDIC deposit data as of 6/30/2023.

5 Company Structure Penns Woods Bancorp, Inc. (1983) Jersey Shore State Bank Bank Subsidiary (1934) M-Group DBA The Comprehensive Financial Group (2000) Woods Investment Company, Inc. (1994) United Insurance Solutions, LLC (2017) Woods Real Estate (1984) Luzerne Bank Bank Subsidiary (2013) Penns Woods Bancorp, Inc.

6 Market Area Penns Woods Bancorp, Inc. Primary Areas of Operation • Luzerne, PA (Primary Service Area) • Lycoming, PA – Williamsport, PA • Centre, PA – State College, PA • Clinton, PA • Montour, PA – Danville, PA • Union, PA – Lewisburg, PA • Blair, PA Source: S&P Global Market Intelligence. Jersey Shore State Bank: 16 branches Luzerne Bank: 8 branches

7 Mission Remain a high performing regional community bank Continue creating long-term shareholder value through a combination of Return on Equity and cash dividends to shareholders Grow the bank in a safe, sound, diversified, and profitable manner Be the “best of the best” in financial services Be the “best place to work” Provide exceptional service to our customers in a friendly way Employ the best by attracting and retaining highly motivated professionals Penns Woods Bancorp, Inc. 1 2 3 4 5 6 7

8 5.5% 3.3% 11.0% 11.6% PWOD Peers 138.5% 123.7% 0% 20% 40% 60% 80% 100% 120% 140% 160% PWOD Peers Tangible Book Value (+ Dividends) Growth Track Record Penns Woods Bancorp, Inc. Growth in Economic Value – Since YE 2013 Tangible Book Value “TBV” + Dividends Annual Growth Rates TBV + Dividends CAGR – Since YE 2013 2023 ROATCE(1) + Dividends Source: S&P Global Market Intelligence. Note: Peer group consists of major-exchange traded U.S. banks with total assets between $1 billion and $3 billion, excluding merger targets and mutuals. (1) ROATCE = Return on Average Tangible Common Equity. PWOD Outperformance of 15% 9.1% 8.2% PWOD Peers 16.5% 14.9%

9 101bps 134bps PWOD KRX High Quality Deposit Base Penns Woods Bancorp, Inc. Historically Consistent Deposit Base… … Leads to Strength in Times of Turmoil Source: S&P Global Market Intelligence. Note: Peer group consists of the NASDAQ Regional Bank index as of December 2023. Note: Deposit Beta calculated as the change in the Company’s deposit costs as a % of the change in the Fed Fund Rate. (1) Annualized growth figures shown. 29% 35% PWOD KRX 19% 28% PWOD KRX Current Cycle Deposit Beta (2022 – Now) 0.27% 0.20% 0.17% 0.17% 0.38% 0.85% 1.26% 1.64% 1.89% 0.10% 0.08% 0.12% 0.31% 0.66% 1.09% 1.52% 1.85% 2.11% 2021Q4 2022Q1 2022Q2 2022Q3 2022Q4 2023Q1 2023Q2 2023Q3 2023Q4 KRX = NASDAQ Regional Banking Index Stickier Core Deposits Lend to Cushion on Funding Costs in Tense Times Cumulative Cycle Deposit Beta (2015 – Now) Cost of Total Deposits (2021Q4 – Now) 2.64% 2.79% PWOD KRX (9.2%) (17.5%) PWOD KRX Cost of Interest-Bearing Deposits (2023Q4) Non-Interest Bearing Deposit Growth(1) (2022Q4 vs. 2023Q4) Proven Ability to Weather Storms Pre/Post Covid – Cost of Deposits Δ (2019 Year End vs. 2023Q4)

10 0.85% 0.90% 0.79% 2021 2022 2023 Financial Summary 2020 – 2023 Penns Woods Bancorp, Inc. Return on Equity (%) Return on Average Assets (%) 9.9% 10.7% 9.8% 2021 2022 2023 Earnings Per Share - Basic $2.27 $2.47 $2.34 2021 2022 2023 Source: S&P Global Market Intelligence, Company documents. Return on Average Tangible Common Equity (%) 10.8% 12.5% 11.0% 2021 2022 2023

11 Value Proposition Franchise Value Capital Balance Sheet Integrity Diversification Expansion Penns Woods Bancorp, Inc. 1 2 3 4 5

12 Value Proposition 1 Franchise Value Source: S&P Global Market Intelligence, FDIC. Note: FDIC deposit data as of 6/30/2023. (1) Excludes banks over $50 billion in most recent quarter total assets; MSA: Metropolitan Statistical Area. PWOD Commands Excellent Market Share in the Four Major MSAs It Operates In(1) Williamsport Scranton-Wilkes-Barre State College Lock Haven Company # of Branches Total Deposits ($M) 1 Penns Woods Bancorp Inc. (PA) 8 $659 2 Woodlands Fnl Services Co (PA) 7 506 3 Muncy Columbia Financial Corp. (PA) 8 481 Company # of Branches Total Deposits ($M) 1 Peoples Financial Services 2 8 $2,669 2 Fidelity D & D Bancorp Inc. 1 6 1,628 3 Community Bank System Inc. 2 1 1,315 6 Penns Woods Bancorp Inc. 8 465 Company # of Branches Total Deposits ($M) 1 F.N.B. Corp. 9 $837 2 Kish Bancorp Inc. 5 441 3 Northwest Bancshares, Inc. 4 301 5 Penns Woods Bancorp Inc. 3 167 Company # of Branches Total Deposits ($M) 1 Penns Woods Bancorp Inc. 2 $166 2 First Commonwealth Financial 3 148 3 F.N.B. Corp. 2 126 Penns Woods Bancorp, Inc.

13 Loan and Deposit Portfolio Composition Penns Woods Bancorp, Inc. Loan Composition Deposit Composition Commercial, Financial, and Ag. 12% Resi 43% CRE 29% Construction 2% Auto 13% Other 1% Non-Interest Bearing 30% Savings 13% NOW 14% Money Market 19% Time Deposits 16% Brokered CDS 8% Yield on Total Loans: 4.76 % CRE / TRBC: 260 % Cost of Interest Bearing Deposits: 2.02 % Cost of Total Deposits: 1.41 % Cost of Funds: 1.91% 2023 2023 Source: Company documents.

14 $321 $335 $449 $494 $519 $471 $166 $177 $210 $236 $248 $208 $219 $219 $288 $366 $373 $239 $215 $216 $284 $319 $271 $299 $287 $378 $264 $205 $146 $260 $125 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2018 2019 2020 2021 2022 2023 Noninterest Bearing Savings NOW Money Market Time Deposits Brokered CDS Loan and Deposit Portfolio Composition, Continued Penns Woods Bancorp, Inc. Total Loans Total Deposits $189 $156 $165 $163 $190 $213 $622 $623 $590 $596 $708 $799 $372 $363 $373 $447 $501 $532 $44 $38 $39 $37 $43 $40 $25 $23 $20 $9 $10 $10 $133 $151 $156 $139 $186 $244 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2018 2019 2020 2021 2022 2023 Commercial R/E Residential R/E Commercial R/E Construction Installment Automobile $1,354 $1,343 $ in millions $ in millions $1,324 $1,621 Source: Company documents. $1,392 $1,639 $1,494 $1,556 $1,384 $1,839 $1,220 $1,589

15 9.0% 8.3% $1.42 $1.28 9.4% 6.0% $106 $183 Capital Tier 1 Capital ($M) Value Proposition Long-term track record of building capital while providing strong shareholder returns Cash Dividend as a % of Tangible Capital(1) Source: S&P Global Market Intelligence, Company documents. (1) Cash Dividend as a % of Tangible Capital defined as Cash dividends per share / average tangible book value per share. Cumulative Cash Dividends Since ’13: $14.07 p/share 93% return on 2013 TBV Penns Woods Bancorp, Inc. Tier 1 Leverage Ratio Cash Dividends per Share 2

16 0.5% 1.1% 2.1% PWOD Pennsylvania Banks All Banks Value Proposition Cumulative Net Charge-offs / Avg. Loans Balance Sheet Integrity 2018 – 2023 2013 – 2023 Source: S&P Global Market Intelligence, Company documents. (1) All banks currently operating, acquired, and defunct companies. (2) Annualized NCO data. Penns Woods Bancorp, Inc. (1) 0.9% 2.4% 4.3% PWOD Pennsylvania Banks All Banks (1) 3 0.05% 0.02% 0.03% (0.03%) 0.01% 0.04% 0.03% (0.11%) 0.01% (0.05%) 2020 2021 2022 2023 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Net Charge-offs (Recoveries) / Avg. Loans $9,122 $5,389 $3,615 $3,551 $3,156 $2,005 $998 0.50% 0.28% 0.18% 0.17% 0.15% 0.09% 0.04% 2020 2021 2022 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Nonaccrual Loans ($000) For the Years Ended For the Quarters Ended (2) $9,122 $5,389 $3,615 $3,551 $3,156 0.50% 0.28% 0.18% 0.17% 0.15% 2020 2021 2022 Q1 '23 Q2 '23 Nonaccrual Loans Nonaccrual Loans / Assets

17 49% 29% 9% 2% 3% 8% Consumer Net Interest Income Commerical Net Interest Income Other Net Interest Income Mortgage Banking Service Charges on Deposits Insurance & Other Fee Income $0.3 $0.3 $0.4 $0.4 $0.4 $0.4 $0.5 $0.5 $0.6 $0.5 $0.6 Value Proposition 4 Diversification Total Revenue(1) 2023 Source: S&P Global Market Intelligence. (1) Net Interest Income items estimated based on overall cost of funds for PWOD of 1.91%. 5 Expansion $0.9 $0.9 $1.0 $1.0 $1.1 $1.3 $1.2 $1.3 $1.4 $1.5 $1.6 Total Assets ($bn) Fee Income / Total Revenue: 13% PWOD has demonstrated successful execution of M&A and the ability to grow its bank subsidiaries organically while maintaining a low risk profile and high returns to shareholders Fee Income + Consumer Income / Total Revenue: 62% Penns Woods Bancorp, Inc.

18Penns Woods Bancorp, Inc. Strategies for a Successful Future Leverage Holding Company Structure Emphasis on “E” Delivery Channels Re-Engineering Company Remain Different From Our Peers Strive for Excellence

19 1.3 2.0 2.4 5.7 7.6 2019 2020 2021 2022 2023 18.3 24.1 25.1 24.2 26.5 2019 2020 2021 2022 2023 42.5 45.2 50.1 58.0 51.2 2019 2020 2021 2022 2023 Delivery Channel Changes Penns Woods Bancorp, Inc. Estatement Accounts Internet Banking Accounts Mobile Banking Accounts Accounts in thousands Source: Company documents.

20Penns Woods Bancorp, Inc. Future Holding Company Structure Penns Woods Bancorp, Inc. Holding Company Western Region (Brand to be Determined) Blair, Cambria, Clearfield and Huntingdon Counties Jersey Shore State Bank Lycoming, Clinton, Centre, Montour, Union, Columbia, Snyder and Northumberland Counties Luzerne Bank Luzerne, Lackawanna and Wyoming Counties Northern Region (Brand to be Determined) Bradford, Tioga and Susquehanna Counties Southern Region (Brand to be Determined) Lehigh, Lebanon, Dauphin and Perry Counties

21 Strong Financial Management Penns Woods Bancorp, Inc. Culture & People Quality Loan Growth Core Deposit Growth Capital Earnings Tax Management Investment Portfolio

22 Selected Financial Data Penns Woods Bancorp, Inc. Source: Company documents. At or For the Year Ended December 31 (In Thousands) 2023 2022 2021 2020 2019 2018 RESULTS OF OPERATIONS Net interest income $ 54,964 $ 57,780 $ 49,718 $ 48,223 $ 50,815 $ 47,810 (Recovery) provision for credit losses (1,479) 1,910 640 2,625 2,735 1,735 Non-interest income 8,375 8,713 11,669 12,168 10,452 9,461 Non-interest expense 44,496 42,998 40,905 39,068 39,708 38,007 Income before income taxes 20,322 21,585 19,842 18,698 18,824 17,529 Income tax expense 3,714 4,163 3,794 3,474 3,138 2,819 Consolidated net income 16,608 17,422 16,048 15,224 15,686 14,710 Earnings attributable to noncontrolling interest - - 1 5 1 8 1 4 6 Net income attributable to PWB $ 16,608 $ 17,422 $ 16,033 $ 15,206 $ 15,672 $ 14,704 FINANCIAL CONDITION Assets $ 2,204,809 $ 2,000,080 $ 1,940,809 $ 1,834,643 $ 1,665,323 $ 1,684,771 Liabilities 2,013,253 1,832,415 1,768,535 1,670,497 1,510,341 1,541,227 Shareholders' equity 191,556 167,665 172,274 164,146 154,982 143,544 Loans, gross 1,839,764 1,639,731 1,392,147 1,344,327 1,355,544 1,384,757 Allowance for credit losses 11,446 15,637 14,176 13,803 11,894 13,837 Investment securities 216,390 213,986 182,229 178,966 163,459 154,959 Goodwill 16,450 16,450 17,104 17,104 17,104 17,104 Intangible assets 210 327 480 671 898 1,162 Non-interest bearing deposits 471,173 519,063 494,360 449,357 334,746 320,814 Interest bearing deposits 1,118,320 1,037,397 1,126,955 1,045,086 989,259 899,089 Borrowings 398,524 256,132 131,710 158,719 166,840 306,807

23 Per Share Metrics Penns Woods Bancorp, Inc. $2.09 $2.23 $2.16 $2.27 $2.47 $2.34 2018 2019 2020 2021 2022 2023 Earnings Per Share - Basic Tangible Book Value per Share $17.80 $19.45 $20.75 $21.88 $21.38 $23.29 2018 2019 2020 2021 2022 2023 Source: Company documents.

24 Non -GAAP Reconciliation Penns Woods Bancorp, Inc. Source: S&P Global Market Intelligence, Company documents. (1) Tax affected with each respective year’s statutory corporate tax rate. At or For the Fiscal Year Ended December 31, 2018 2019 2020 2021 2022 2023 Total Common Equity $143,536 $154,960 $164,142 $172,274 $167,665 $191,556 Goodwill 17,104 17,104 17,104 17,104 16,450 16,450 Other Intangibles 1,162 898 671 480 327 210 Less: Total Intangible Assets 18,266 18,002 17,775 17,584 16,777 16,660 Tangible Common Equity $125,270 $136,958 $146,367 $154,690 $150,888 $174,896 Net Income $14,704 $15,672 $15,206 $16,033 $17,422 $16,608 Plus: Amortization of Intangibles & Goodwill Impairment(1) 237 209 179 151 638 9 2 Average Tangible Common Equity 121,250 132,581 141,644 149,218 144,966 152,007 Return on Average Tangible Common Equity 12.32% 11.98% 10.86% 10.85% 12.46% 10.99% Total Assets $1,684,771 $1,665,323 $1,834,643 $1,940,809 $2,000,080 $2,204,809 Goodwill 17,104 17,104 17,104 17,104 16,450 16,450 Other Intangibles 1,162 898 671 480 327 210 Less: Total Intangible Assets 18,266 18,002 17,775 17,584 16,777 16,660 Tangible Assets $1,666,505 $1,647,321 $1,816,868 $1,923,225 $1,983,303 $2,188,149 Tangible Common Equity / Tangible Assets 7.52% 8.31% 8.06% 8.04% 7.61% 7.99% Tangible Book Value Per Share $17.80 $19.45 $20.75 $21.88 $21.38 $23.29 Common Shares Outstanding 7,037,322 7,040,515 7,052,351 7,070,047 7,056,585 7,508,994